UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2008

CLAYTON WILLIAMS ENERGY, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-10924	75-2396863
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation)	Number)	Identification No.)

6 Desta Drive, Suite 6500, Midland, Texas	79705-5510
(Address of principal executive offices)	(Zip code)

Registrant's Telephone Number, including area code: (432) 682-6324

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           The Compensation Committee of the Board of Directors of Clayton Williams Energy, Inc. (the “Company”) has previously adopted an after-payout incentive plan, as amended (the “APO Incentive Plan”) for officers, key employees and consultants who promote the Company’s drilling and acquisition programs.  Management’s objective in adopting this plan is to further align the interests of the participants with those of the Company by granting the participants after-payout working interests in the production developed, directly or indirectly, by the participants.  The plan provides for the creation of a series of limited partnerships or participation agreements creating tax partnerships to which the Company contributes a portion of its working interest in wells drilled within certain areas.  The Company pays all costs and receives all revenues until payout of its costs, plus interest.  After payout, the participants receive at least 99% of the partnership’s subsequent revenues and pay at least 99% of its subsequent expenses.

On May 5, 2008, the Compensation Committee of the Board of Directors of the Company approved the formation of six participation agreements created pursuant to the APO Incentive Plan and approved participation awards to certain officers (including our principal executive officer, principal financial officer and certain other named executive officers), key employees and consultants.  The Company entered into participation agreements with the participants on June 19, 2008, to be effective as of May 5, 2008.  The participation agreements are summarized as follows:

•
Participation Agreement relating to North Louisiana – Bossier III, to which the Company will contribute 7% of its working interest in wells to be drilled in the Louisiana Parishes of Caddo, Desoto, Sabine, Natchitoches, Red River, Bienville, Jackson, Richland, Caldwell, Franklin, Madison and Tensas, in which the Bossier Sand Trend is the primary objective.

•
Participation Agreement relating to North Louisiana – Hosston/Cotton Valley III, to which the Company will contribute 7% of its working interest in wells to be drilled in the Louisiana Parishes of Caddo, Bossier, Webster, Claiborne, Lincoln, Union and Quachita, in which the Hosston/Cotton Valley/Gray Sand Trend is the primary objective.

•
Participation Agreement relating to South Louisiana VI, to which the Company will contribute 7% of its working interest in wells to be drilled in the Louisiana Parishes of Calcasieu, Cameron, Iberia, Jefferson Davis, Acadia, Vermillion, West Baton Rouge, East Baton Rouge, St. James, St. Charles, Orleans, Iberville, Livingston, Ascension, Jefferson, St. Bernard, Plaquemines, St. John, Lafourche, Terrebonne, Assumption, St. Martin and St. Mary, excluding prospects commonly referred to as the Floyd Prospects located in Plaquemines Parish.

•
Participation Agreement relating to Andrews County Area, to which the Company will contribute 7% of its working interest in wells to be drilled on selected leases in the Texas County of Andrews, as further described on Exhibit B to the Participation Agreement.

•
Participation Agreement relating to Crockett County Area, to which the Company will contribute 7% of its working interest in wells to be drilled on selected leases in the Texas Counties of Crockett, Upton and Reagan, as further described on Exhibit B to the Participation Agreement.

•
Participation Agreement relating to Utah, to which the Company will contribute 5.6% of its working interest in wells to be drilled on selected leases in the Utah Counties of Sanpete and Juab, as further described on Exhibit B to the Participation Agreement.

Participation awards under the participation agreements were granted to the Company’s principal executive officer, principal financial officer and named executive officers as follows:

	Bonus Percentages Awarded to Named Officers
	Clayton W.	L. Paul	Mel G.	Patrick C.	T. Mark
Participation Agreement	Williams, Jr.	Latham	Riggs	Reesby	Tisdale
Andrews Area	28.5714%	5.1786%	5.1786%	-	.8929%
Crockett County Area	28.5714%	5.1786%	5.1786%	-	.8929%
North Louisiana Bossier III	28.5714%	2.5000%	2.8572%	14.2857%	.7143%
North Louisiana Hosston/Cotton
Valley III	28.5714%	2.8571%	3.5714%	14.2857%	1.0714%
South Louisiana VI	28.5714%	2.8572%	3.5714%	14.2857%	.7143%
Utah	28.5714%	3.5714%	3.5714%	-	1.7857%

Amounts payable under the participation agreements to the Company’s principal executive officer, principal financial officer and named executive officers are not determinable at this time.  Each participation award represents a working interest in one or more wells in a limited geographic area.  Potentially, a participation award may never become payable, or it may become payable at an indeterminable future date.

The foregoing descriptions are only summaries of, and are qualified in their entirety by reference to, the participation agreements, which are filed as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01                      Financial Statements and Exhibits.

(d)         Exhibits

The following exhibits are provided as part of the information furnished under Item 5.02(e) of this report.

Exhibit
Number	Description

10.1	Participation Agreement relating to Andrews Area dated June 19, 2008.

10.2	Participation Agreement relating to Crockett County Area dated June 19, 2008.

10.3	Participation Agreement relating to North Louisiana Bossier III dated June 19, 2008.

10.4	Participation Agreement relating to North Louisiana Hosston/Cotton Valley III dated June 19, 2008.

10.5	Participation Agreement relating to South Louisiana VI dated June 19, 2008.

10.6	Participation Agreement relating to Utah dated June 19, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLAYTON WILLIAMS ENERGY, INC.

Date:	June 25, 2008	By:	/s/ L. Paul Latham
L. Paul Latham
Executive Vice President and Chief
Operating Officer

Date:	June 25, 2008	By:	/s/ Mel G. Riggs
Mel G. Riggs
Senior Vice President and Chief
Financial Officer

CLAYTON WILLIAMS ENERGY, INC.

EXHIBIT INDEX

Exhibit
Number	Description

10.1	Participation Agreement relating to Andrews Area dated June 19, 2008.

10.2	Participation Agreement relating to Crockett County Area dated June 19, 2008.

10.3	Participation Agreement relating to North Louisiana Bossier III dated June 19, 2008.

10.4	Participation Agreement relating to North Louisiana Hosston/Cotton Valley III dated June 19, 2008.

10.5	Participation Agreement relating to South Louisiana VI dated June 19, 2008.

10.6	Participation Agreement relating to Utah dated June 19, 2008.